SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


   FILED BY THE REGISTRANT [X] FILED BY A PARTY OTHER THAN THE REGISTRANT [_]


 -------------------------------------------------------------------------------


                           Check the appropriate box:
                         [ ] Preliminary Proxy Statement
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
                                  14a-6(e)(2))


                     HORIZON FINANCIAL SERVICES CORPORATION
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)


               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              [X] No fee required.


  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


       1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               4) Proposed maximum aggregate value of transaction:

                               5) Total fee paid:

               [_] Fee paid previously with preliminary materials.

 [_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


                           1) Amount Previously Paid:

                2) Form, Schedule or Registration Statement No.:

                                3) Filing Party:


                                 4) Date Filed:

               [HORIZON FINANCIAL SERVICES CORPORATION LETTERHEAD]

                               September 23, 2003

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Horizon Financial Services Corporation (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Meeting"). The Meeting will be held at 3:00 p.m. local time, on October 23, 2003 at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement discuss the business to be conducted at the Meeting. We have also enclosed a copy of our fiscal 2003 Annual Report to Stockholders. At the Meeting, we will report on our operations and outlook for the year ahead.

We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company the additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

Your Board of Directors and management are committed to the continued success of Horizon Financial Services Corporation and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                       Very truly yours,


                                       Robert W. DeCook
                                       Chairman of the Board,
                                       President and Chief Executive Officer

                     HORIZON FINANCIAL SERVICES CORPORATION
                              301 First Avenue East
                              Oskaloosa, Iowa 52577
                                 (641) 673-8328

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 23, 2003

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Horizon Financial Services Corporation (the "Company") will be held at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa, at 3:00 p.m. local time, on October 23, 2003.

      A proxy card and a proxy statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

      1.    The election of two directors of the Company;

      2. The ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending June 30, 2004.

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 5, 2003 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

      Please complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors and mail it back promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          ROBERT W. DECOOK
                                          Chairman of the Board, President and
                                          Chief Executive Officer

Oskaloosa, Iowa
September 23, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                     HORIZON FINANCIAL SERVICES CORPORATION
                              301 First Avenue East
                              Oskaloosa, Iowa 52577
                                 (641) 673-8328

                         ANNUAL MEETING OF STOCKHOLDERS

                                October 23, 2003

      This Proxy Statement is being furnished to you in connection with the solicitation on behalf of the Board of Directors of Horizon Financial Services Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa, on October 23, 2003, at 3:00 p.m. local time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 23, 2003. Certain of the information provided herein relates to Horizon Federal Savings Bank ("Horizon Federal" or the "Bank"), a wholly owned subsidiary of the Company.

      At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and a proposal to ratify the appointment of KPMG LLP as the Company's auditors for the fiscal year ending June 30, 2004.

Proxies and Proxy Solicitation

      If a stockholder properly executes the enclosed proxy, the proxies named therein will vote the shares represented by that proxy at the Meeting. Where a shareholder specifies a choice, the proxy will be voted in accordance with the stockholder's instructions. If no specific direction is given, the proxies will vote the shares "FOR" the election of management's director nominees and "FOR" the ratification of the appointment of KPMG LLP as auditors for the fiscal year ending June 30, 2004. Should any other matters be properly presented at the Meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

      The Company maintains an Employee Stock Ownership Plan ("ESOP") which owns approximately 7.6% of the Company's outstanding common stock. Employees of the Company and the Bank participate in the ESOP. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the ESOP trustee on how to vote the shares of common stock allocated to his or her ESOP account. If an ESOP participant properly executes the proxy distributed by the ESOP trustee, the ESOP trustee will vote the shares represented by that proxy at the Meeting. Where an ESOP participant specifies a choice, the proxy will be voted in accordance with the ESOP participant's instructions. If no specific direction is given, the ESOP trustee will vote the shares "FOR" the election of management's director nominees and "FOR" the ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending June 30, 2004. Shares that have not been allocated to the accounts of participants ("unallocated shares") will be voted by the ESOP trustee in the same proportion as the allocated shares. If other matters are properly presented at the Meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies.

      Any proxy given pursuant to this solicitation or otherwise may be revoked by the stockholder giving it at any time before it is voted by delivering to the Secretary of the Company at the above address, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy.

Voting Rights; Vote Required

      Stockholders of record as of the close of business on September 5, 2003 (the "Voting Record Date"), will be entitled to one vote on each matter presented for a each at the Meeting for each share of Common Stock then held. Such vote may be exercised in person or by a properly executed proxy as discussed above. Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Approval of the appointment of KPMG LLP as auditors for the fiscal year ending June 30, 2004 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter.

      With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals, except for the election of directors, and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposal to ratify KPMG LLP as the Company's auditors will have the effect of a negative vote since that proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. A broker non-vote (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will have no effect on the outcome of the election of directors or ratification of auditors. Brokers who do not receive instructions from beneficial owners have discretionary power to vote on the election of directors and the ratification of the Company's auditors.

Voting Securities and Principal Holders Thereof

      As of the Voting Record Date, the Company had 764,111 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to own beneficially more than five percent of the Company's Common Stock and
(ii) all directors and officers as a group. See "Proposal I - Election of Directors" for information regarding share ownership of the Company's directors.

                                                                                Shares                    Percent
                                                                             Beneficially                   of
           Beneficial Owner                                                     Owned                     Class
Horizon Financial Services Corporation Employee                                 57,200                      7.6%
  Stock Ownership Plan (1)
301 First Avenue East
Oskaloosa, Iowa  52577

William A. Krause Revocable Trust (2)                                           86,500                     11.5
4201 Westown Parkway, Suite 320
West Des Moines, Iowa 50266

Tontine Financial Partners, L.P.(3)                                             55,000                      7.3
237 Park Avenue, Suite 900
New York, New York  10017

Athena Capital Management, Inc. (4)                                             53,970                      7.2
621 E. Germantown Pike, Suite 105
Plymouth Valley, Pennsylvania 19401

Lance S. Gad (5)                                                                45,000                      6.0
1250 Fence Row Drive
Fairfield, CT  06430

Robert W. DeCook (6)                                                            84,192                     11.1
301 First Avenue East
Oskaloosa, Iowa  52577

Thomas L. Gillespie (7)                                                         56,142                      7.4
301 First Avenue East
Oskaloosa, Iowa 52577

Gary L. Rozenboom (8)                                                           47,274                      6.3
301 First Avenue East
Oskaloosa, Iowa  52577

Norman P. Zimmerman (9)                                                         27,274                      3.6
301 First Avenue East
Oskaloosa, Iowa  52577

Directors and executive officers of the Company and the Bank as a group         234,896                    30.1
(6 persons) (10)

----------
(1) The amount reported represents shares held by the ESOP, all of the shares of which were allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Common Stock allocated to his or her account. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares of Common Stock held by the ESOP that have not been allocated to the accounts of participants. These unallocated shares will be voted in the same proportion as the allocated shares.

(2) Based on information included in a Schedule 13D/A filed by the William A. Krause Revocable Trust (the "WAK Trust"), with the Securities and Exchange Commission (the "SEC") on July 6, 1999. The WAK Trust reported sole voting and investment power with respect to all shares of Common Stock reported in its Schedule 13D.

(3) Based on information included in a Schedule 13D filed by Tontine Financial Partners, L.P. ("TFP") with the SEC on December 26, 2001. TFP reported shared voting power and shared dispositive power with respect to all shares of Common Stock reported in its Scheduled 13D.

(4) Based on information included in a Schedule 13G/A filed by Athena Capital Management, Inc. ("ACM") with the SEC on February 7, 2002. The shares of Common Stock to which such Schedule 13G/A relates to are held by ACM as an Investment Advisor registered under Section 203 of the Investment Advisors Act of 1940. ACM reported sole voting and dispositive power with respect to all shares of Common Stock reported in its Schedule 13G/A.

(5) Based on information included in a Schedule 13G filed by Lance S. Gad ("Gad"), with the SEC on December 20, 2001. Gad reported sole voting power and sole dispositive power with respect to all shares of Common Stock reported in his Schedule 13G.

(6) Mr. DeCook has reported sole voting and investment power with respect to 25,672 shares of Common Stock and shared power with respect to 58,520 shares of Common Stock beneficially owned by him. Included in the Common Stock beneficially owned by Mr. DeCook are options to purchase 10,360 shares of Common Stock which are exercisable within 60 days of June 30, 2003.

(7) Mr. Gillespie has reported sole voting and investment power with respect to 30,698 shares of Common Stock and shared power with respect to 25,444 shares of Common Stock beneficially owned by him. Included in the shares of Common Stock beneficially owned by Mr. Gillespie are options to purchase 15,180 shares of Common Stock which are exercisable within 60 days of June 30, 2003.

(8) Mr. Rozenboom has reported sole voting and investment power with respect to 6,274 shares of Common Stock and shared power with respect to 41,000 shares of Common Stock beneficially owned by him. Included in the Common Stock beneficially owned by Mr. Rozenboom are options to purchase 5,060 shares of Common Stock which are exercisable within 60 days of June 30, 2003.

(9) Mr. Zimmerman has reported shared voting and investment power with respect to 27,274 shares of Common Stock beneficially owned by him.

(10) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. Included in the shares of Common Stock beneficially owned by all directors and executive officers of the Company as a group are options to purchase 30,600 shares of Common Stock which are exercisable within 60 days of June 30, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's securities to report their initial ownership of the Company's securities and any subsequent changes in that ownership to the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Specific due dates for these reports are established by the SEC and the Company is required to disclose in this Proxy Statement any late filings or failures to file.

      The Company believes, based solely on a review of the copies of such reports furnished to us and written representations relative to the filing of certain forms, that no late reports occurred during the fiscal year ended June 30, 2003. All other Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

                       PROPOSAL I - ELECTION OF DIRECTORS

General

      The Company's Board of Directors is currently composed of five members, each of whom is also a director of the Bank. Directors are generally elected to serve for three-year terms or until their respective successors are elected and qualified. The directors are divided into three classes, with approximately one-third of the directors elected annually.

     The table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting "FOR" the election of the nominees identified below. If either nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                          Shares of
                                                                             Term of     Common Stock      Percent
                                                                 Director    Office     Beneficially         of
           Name              Age(1)       Position(s) Held       Since(2)    Expires      Owned(3)          Class
           ----              ------       ----------------       --------    -------    -------------      -------

                                                      NOMINEES
Thomas L. Gillespie          53       Director and Vice           1992       2006          56,142(4)          7.4%
                                      President
Norman P. Zimmerman          70       Director                    1976       2006          27,274(5)          3.6%

                                           DIRECTORS CONTINUING IN OFFICE

Michael F. Cooney, III       61       Director                    2003       2004              --              --
Gary L. Rozenboom            63       Director                    1982       2004          47,274(6)          6.3%
Robert W. DeCook             61       Chairman of the Board,      1973       2005          84,192(7)         11.1%
                                      President and Chief
                                      Executive Officer

----------
*     Less than 1%.

(1)   At June 30, 2003.

(2)   Includes service as a director of the Bank.

(3) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise noted in these footnotes. Included in the shares beneficially owned by the named individuals are options to purchase shares of Common Stock as follows: Mr. Rozenboom - 5,060 shares; Mr. Gillespie - 15,180 shares; and Mr. DeCook - 10,360 shares, all of which are exercisable within 60 days of June 30, 2003.

(4) Includes 25,444 shares as to which Mr. Gillespie has reported shared voting and dispositive power.

(5) Includes 27,274 shares as to which Mr. Zimmerman has reported shared voting and dispositive power.

(6) Includes 41,000 shares as to which Mr. Rozenboom has reported shared voting and dispositive power.

(7) Includes 58,520 shares as to which Mr. DeCook has reported shared voting and dispositive power.

      The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

      Michael F. Cooney, III - Mr. Cooney was appointed to the Board in April 2003 to replace Dwight L. Groves upon Mr. Groves' resignation. Mr. Cooney was a partner with the accounting firm of KPMG LLP for 20 years, prior to his retirement in January 1999. Since his retirement from KPMG LLP in January 1999, Mr. Cooney has engaged in accounting consulting and has served as an independent technical review consultant for the peer review program administered by the Iowa Society of Certified Public Accountants.

      Gary L. Rozenboom - Mr. Rozenboom has owned and operated a hardwood floor finishing business in Oskaloosa, Iowa since 1972. He has worked at the business since 1951. Mr. Rozenboom has been active in community affairs including serving a term on the Oskaloosa City Council.

      Robert W. DeCook - Mr. DeCook is the President and Chief Executive Officer of the Company, the Bank and the Bank's subsidiary, Horizon Investment Services, Inc. Mr. DeCook is a member of the Bar in the State of Iowa and practiced law for three years in Oskaloosa, Iowa before joining Horizon Federal as a loan officer in 1972 and thereafter being appointed President and Chief Executive Officer in 1976. Mr. DeCook has served as Chairman of the Board of Iowa Title Guarantee, the State's title insurance agency. Mr. DeCook has been the Chairman and a member of the Board of Directors of Iowa's Community Bankers and Chairman of the Legislative Committee of Iowa's Community Bankers. Mr. DeCook received his B.A. degree in Philosophy from Grinnell College in 1964 and his Juris Doctorate from the University of Iowa in 1967.

      Thomas L. Gillespie - Mr. Gillespie joined the Bank as a loan officer in 1976 and was appointed Vice President - Residential Lending and Collections in 1978. Mr. Gillespie graduated from the Savings and Loan Academy of Iowa in 1980 and in 1972 received his B.A. degree in Physical Education with a minor in Science from Simpson College.

      Norman P. Zimmerman - Dr. Zimmerman practiced Dentistry in Oskaloosa for 32 years prior to his retirement in the summer of 1992. Dr. Zimmerman has been very active in church and community affairs in Oskaloosa. He is a former mayor of the City of Oskaloosa, Iowa.

      Meetings and Committees of the Board of Directors

      Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 13 times during fiscal 2003. During fiscal 2003, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

      The Board of Directors of the Company has standing Audit, Compensation and Nominating Committees. The Company does not have a standing executive committee.

      The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors, a copy of which was attached as Appendix A to the Company's proxy statement dated September 25, 2001. The Audit Committee is composed of Directors Cooney, Rozenboom and Zimmerman. The members of the Audit Committee are all "independent directors" as defined in the Nasdaq Stock Market rules. The Audit Committee is responsible for the review of the company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:

      o reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

      o ascertaining the existence of effective accounting and internal control systems; and

      o     overseeing the audit function.

      In fiscal 2003, the Audit Committee met 2 times.

      The Compensation Committee is currently composed of Directors Zimmerman, Rozenboom and Cooney. This Committee is responsible for administering the Company's 1994 Stock Option and Incentive Plan. The Compensation Committee met 2 times during fiscal 2003.

      The entire Board of Directors acts as the nominating committee for selecting nominees for election as directors. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to (and be in compliance with the requirements of the Company's Bylaws) and received at the principal executive offices of the Company not less than 30 days prior to the date of the annual meeting of stockholders; provided, however, that in the event that less than 40 days notice or prior disclosure of the date of the meeting is given or made to stockholders, to be timely, notice by the stockholder must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

      Meetings and Committees of the Bank. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met 13 times during fiscal 2003. During fiscal 2003, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

      The Bank has standing Salary, Audit and Nominating Committees. The Bank also has other committees, including Loan, Investment, Asset/Liability Management, and Technology Committees, which meet as needed to review various other functions of the Bank.

      The Salary Committee establishes compensation for the officers and employees of the Bank. The current members of this committee are Directors Zimmerman, Rozenboom, and Cooney and President DeCook. The Salary Committee met 2 times during fiscal 2003.

      The Bank's Audit Committee selects the Bank's independent accountants and meets with these accountants to discuss the scope and results of the annual audit. This committee, which is composed of Directors Zimmerman, Rozenboom and Cooney, met 2 times during fiscal 2003. Each of the members of this committee are "independent directors" as defined in the Nasdaq Stock Market Rules.

      The Bank's Nominating Committee, which consists of the full Board of Directors of the Bank, reviews the terms of the directors and makes nominations for directors to be voted on by the Company, as the sole shareholder of the Bank. This committee held one meeting during fiscal 2003.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Horizon Financial Services Corporation specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

      The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2003.

      The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, systems of internal controls regarding finance, accounting and legal compliance and monitoring the independence and performance of the Company's independent auditors and internal auditing department. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company's consolidated financial statements to generally accepted accounting principles.

      The Audit Committee met 2 times during the 2003 fiscal year.

      As part of its responsibilities, the Audit Committee hereby reports as follows:

      1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

      2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

      3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

      4. Based on the review and discussions referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's annual report on Form 10-KSB for the fiscal year ended June 30, 2003, for filing with the Securities and Exchange Commission.

      The undersigned members of the Audit Committee have submitted this Report.


                                                        Michael F. Cooney, III
                                                        Gary L. Rozenboom
                                                        Norman P. Zimmerman

Director Compensation

      All of the Company's directors receive a monthly fee of $200 for serving on the Company's Board of Directors. The directors do not receive any additional compensation for service on any committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors. All of the Bank's non-employee directors are paid a fee of $600 for each regular and special meeting attended and receive no additional compensation for service on any committees.

Executive Compensation

      The following table sets forth information regarding compensation paid or granted to the Company's Chief Executive Officer for services rendered during fiscal 2003. No executive officer of the Company made in excess of $100,000 (salary plus bonus) during fiscal 2003.

      ---------------------------------------------------------------------------------------------------------
                                             Summary Compensation Table
      ---------------------------------------------------------------------------------------------------------

                                                        Annual Compensation (1)

      --------------------------------------------------------------------------------        All Other
         Name and Principal          Fiscal             Salary             Bonus            Compensation
              Position                Year                ($)               ($)                  ($)
      ---------------------------------------------------------------------------------------------------------
      Robert W. DeCook,               2003              $89,075            $    ---           $2,832(2)
      President and Chief             2002               85,550               3,385              356
      Executive Officer               2001               83,050                 ---            1,378(3)
      ---------------------------------------------------------------------------------------------------------

----------

(1) Mr. DeCook did not receive any additional benefits or perquisites which, in the aggregate, exceed the lesser of 10% of his salary and bonus, or $50,000.

(2) Represents Board of Directors fees of $2,600 and life insurance premiums of $232 paid by the Company on behalf of Mr. DeCook.

(3) Represents the ESOP contribution of $1,171 and life insurance premiums of $207 paid by the Company on behalf of Mr. DeCook.

      The following table provides information as to the value of the options held by the Company's Chief Executive Officer on June 30, 2003, none of which have been exercised. No stock options or stock appreciation rights were granted by the Company during fiscal 2003.

         -------------------------------------------------------------------------------------------------------
                   Aggregated Option Exercises in Last Fiscal Year and Option Values at June 30, 2003
         -------------------------------------------------------------------------------------------------------
                                                                                    Value of
                                              Number of                            Unexercised
                                             Unexercised                          In-the-Money
                                             Options at                            Options at
                                            FY-End (#)(1)                         FY-End ($)(2)
         -------------------------------------------------------------------------------------------------------

                                    Exercisable       Unexercisable       Exercisable        Unexercisable
                  Name                  (#)                (#)                (#)                 (#)
         =======================================================================================================
         Robert W. DeCook              10,360                 ---            $76,146                  ---
         -------------------------------------------------------------------------------------------------------

----------
(1) Represents an option to purchase shares of Common Stock. All option amounts have been adjusted to reflect the two-for-one stock split paid in the form of a 100% stock dividend by the Company on November 10, 1997.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon inter-dealer prices, without retail mark-up, mark-down or commission price of $12.85 per share (such price may not reflect actual transactions) of the Common Stock as reported by the Nasdaq Bulletin Board on June 30, 2003.

Employment Agreement

      The Bank has an employment agreement with Robert W. DeCook for a three year term. This employment agreement provides for an annual base salary as determined by the Board of Directors, but in no event less than Mr. DeCook's current salary, which for fiscal 2003 was $89,075. Salary increases are reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment agreement provides for an extension for one additional year upon review and authorization by the Board of Directors of the Bank at the end of each fiscal year. For the fiscal year ended June 30, 2003, the Bank's Board of Directors reviewed and authorized the extension of Mr. DeCook's employment agreement for an additional year.

      The employment agreement provides for termination upon the employee's death, for cause or upon certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment agreement is terminable by Mr. DeCook upon 90 days notice to the Bank. The employment agreement further provides for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 299% of the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment, however, is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition of control of 10% of the Company's Common Stock. The agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

      Based on his current salary, if Mr. DeCook was terminated as of July 1, 2003, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $249,000.

Certain Transactions

      The Bank, like many financial institutions, has followed a policy of granting to officers, directors and employees loans secured by the borrower's residence and consumer loans. All loans to the Bank's officers and directors are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features.

      All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. All loans from the Bank to its directors, executive officers or their affiliates are approved or ratified by a majority of the independent and disinterested members of the Bank's Board of Directors.

            PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

      The Board of Directors has renewed the Company's arrangement for KPMG LLP to be its auditors for the fiscal year ending June 30, 2004, subject to the ratification of the Company's stockholders. A representative of KPMG LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Audit Fees

      Aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's financial statements for fiscal 2003 and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year were $49,100.

All Other Fees

      Other than audit fees, the aggregate fees billed to the Company by KPMG LLP for fiscal 2003 were $20,450. The Company did not incur any fees related to financial information systems design and implementation.

      The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal year 2003 by KPMG LLP, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for its 2004 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 301 First Avenue East, Oskaloosa, Iowa 52577, no later than May 28, 2004. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's Certificate of Incorporation and Bylaws, and Delaware law. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's main office on or before September 28, 2004 (30 days prior to next year's anticipated annual meeting date). In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 30 days prior to the new date of such annual meeting; provided, however, that in the event that less than 40 days notice or prior disclosure of the new date of annual meeting is given or made to stockholders, notice of a proposal by a stockholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the new date of the annual meeting was mailed or public announcement of the new date of such meeting was first made. All stockholder proposals must also comply with the Company's Certificate of Incorporation and Bylaws, and Delaware law.

                                 ANNUAL REPORTS

      A copy of the Form 10-KSB as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date upon written request to Robert W. DeCook, President and Chief Executive Officer, Horizon Financial Services Corporation, 301 First Avenue East, Oskaloosa, Iowa 52577.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

      The Company will pay the costs of solicitation of proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company and the Bank may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

#41498682

                                 REVOCABLE PROXY
                     HORIZON FINANCIAL SERVICES CORPORATION
                ANNUAL MEETING OF SHAREHOLDERS o October 23, 2003

      The undersigned hereby appoints the members of the Board of Directors of Horizon Financial Services Corporation (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on October 23, 2003 at the Company's office located at 301 First Avenue East, Oskaloosa, Iowa, at 3:00 p.m. local time, and at any and all adjournments thereof, as follows:

I. The election as directors of both nominees listed (except as marked to the contrary) below:

          |_|  FOR         |_|  WITHHELD         |_|  FOR ONE BUT NOT FOR BOTH

                     THOMAS L. GILLESPIE        NORMAN P. ZIMMERMAN

INSTRUCTION: To vote for both nominees, mark the box "FOR" with an "X." To withhold your vote for both nominees, mark the box "WITHHELD" with an "X." To vote for one nominee but not both nominees, mark the box "FOR ONE BUT NOT BOTH" with an "X" and strike a line through the name of the nominee below for whom you wish to withhold your vote.

II. The ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending June 30, 2004.

          |_|  FOR                 |_|  AGAINST                 |_|  ABSTAIN

      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

      The Board of Directors recommends a vote "FOR" the listed proposals.

                                (Continued and to be signed on the reverse side)

(Continued from other side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

      This proxy may be revoked at any time before it is voted by filing with the Secretary of the Company, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Company common stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorney and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting, a proxy statement dated September 23, 2003 and the Company's Annual Report to Shareholders for the fiscal year ended June 30, 2003.

               DATED:  _____________________

               _____________________________      ____________________________
               PRINT NAME OF SHAREHOLDER          PRINT NAME OF SHAREHOLDER


               _____________________________      ____________________________
               SIGNATURE OF SHAREHOLDER           SIGNATURE OF SHAREHOLDER

               Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

    PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE